UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2006
SOLEXA, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-22570 (Commission File No.)	94-3161073 (IRS Employer Identification No.)
25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 670-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBITS
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth below under Item 5.02 is hereby incorporated by reference into this Item 1.01.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Douglas Fambrough resigned from the Board of Directors of Solexa, Inc. (“Solexa” or the “Company”) (the “Board”) effective following a special telephonic meeting of the Board held on August 28, 2006. A. Blaine Bowman and Roy A. Whitfield were appointed to the Board effective upon the departure of Dr. Fambrough, and both will serve on the Audit Committee of the Board (the “Audit Committee”). At the August 28, 2006 meeting, the Board also appointed Mr. Whitfield to the Compensation Committee of the Board and Stephen Allen resigned from the Audit Committee.
A copy of the press release, entitled “Solexa Appoints Blaine Bowman and Roy Whitfield to Board of Directors” is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The Company also entered into an indemnity agreement with Mr. Whitfield, and anticipates entering into an indemnity agreement with Mr. Bowman, in substantially the form entered into by the Company’s executive officers and directors (the “Indemnity Agreements”). The Indemnity Agreements provide, among other things, that Solexa will indemnify the directors, under the circumstances and to the extent provided for therein, for certain expenses which they may be required to pay in connection with certain claims to which they may be made a party by reason of their positions as directors of Solexa, and otherwise to the fullest extent permitted under Delaware law and Solexa’s Bylaws.
The Indemnity Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Description

10.1	Form of Indemnity Agreement entered into between the Company and its directors and officers.

99.1	Press release, dated as of August 31, 2006, entitled “Solexa Appoints Blaine Bowman and Roy Whitfield to Board of Directors.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.
Dated: August 31, 2006	By:	/s/ Linda Rubinstein
		Name:	Linda Rubinstein
		Title:	Vice President and Chief Financial Officer

EXHIBITS

Exhibit
Number	Description

10.1	Form of Indemnity Agreement entered into between the Company and its directors and officers.

99.1	Press release, dated as of August 31, 2006, entitled “Solexa Appoints Blaine Bowman and Roy Whitfield to Board of Directors.”